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                                                                   Exhibit 10.11


                          SECOND AMENDED AND RESTATED
                             STANDBY TERM LOAN NOTE

                                                                January 31, 2005
$21,500,000.00                                          Pittsburgh, Pennsylvania


         For value received, BRADFORD RESOURCES, LTD., a Pennsylvania limited partnership (the "Borrower"), promises to pay to the order of CITIZENS BANK OF PENNSYLVANIA., a Pennsylvania state chartered, bank (the "Lender"), at the Lender's Office, on or before the Standby Term Loan Maturity Date, the lesser of
(i) the principal sum of TWENTY-ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($21,500,000), or (ii) the unpaid principal amount of the Standby Term Loan made by the Lender to the Borrower pursuant to Section 2.01 of that certain Credit Agreement as of June 3, 2004, as amended by a First Amendment to Credit Agreement dated as of November 30, 2004, and a Second Amendment to Credit Agreement dated as of even date herewith, between the Borrower and the Lender (as the same may be modified or otherwise amended from time to time, the "Credit Agreement"). The Borrower promises to pay to the order of the Lender interest on the unpaid principal amount of this Note from time to time outstanding from the date hereof until all amounts due hereunder are paid, at the rate or rates per annum and at the times as provided for in the Credit Agreement with respect to the indebtedness evidenced hereby. All payments of principal and interest under this Note shall be made in accordance with, and at the times required by, the provisions of the Credit Agreement. All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement.

         This Note is the "Standby Term Loan Note" referred to in, and evidences certain indebtedness incurred under, the Credit Agreement to which reference is made for a statement of the terms and provisions thereof, including those under which such indebtedness may be declared to be immediately due and payable. This
Note is secured by and entitled to the benefits of, inter alia, the Credit Agreement, the Guaranty Agreements and the Collateral Documents.

         This Note is an amendment, restatement, extension and replacement of, AND NOT A NOVATION OR SATISFACTION OF, that certain Amended and Restated Standby Term Loan Note dated as of November 30, 2004 in the original principal amount of $12,000,000, executed and delivered by the Borrower to the Lender (the "Prior Note") and shall evidence the increased maximum principal amount of Advances permitted to be outstanding at any time under the Credit Agreement. The indebtedness evidenced by the Prior Note shall, from and after the date of this Note, be evidenced by this Note. Except for the increase in the maximum principal amount of Advances permitted to be outstanding at any time under the Credit Agreement, this Note does not represent or evidence a new extension of credit.

The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, the Lender or its assignee need not produce or file the original of this Note, but need only produce or file a photocopy of this Note certified by the Lender or such assignee to be a true and correct copy of this Note.

         The following paragraph sets forth a warrant of authority for an attorney to confess judgement against the Borrower. In granting this warrant to confess judgement against the Borrower, the Borrower hereby knowingly, intentionally, voluntarily and on the advice of separate counsel of the Borrower, unconditionally waives any and all rights the Borrower has or may have to prior notice and an opportunity for hearing before a judgement can be entered hereunder.
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         THE BORROWER UNCONDITIONALLY AND IRREVOCABLY AUTHORIZES AND EMPOWERS
ANY ATTORNEY OR ANY PROTHONOTARY, CLERK OF COURT OR COURT OF RECORD, AS ATTORNEY FOR THE BORROWER, TO APPEAR FOR THE BORROWER IN SUCH COURT AT ANY TIME AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT AND CONFESS JUDGMENT AGAINST THE BORROWER IN FAVOR OF THE LENDER FOR ALL OR ANY PORTION OF THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH UNPAID INTEREST, COSTS OF SUIT AND ATTORNEYS' FEES ADDED FOR COLLECTION IN AN AMOUNT EQUAL TO THE GREATER OF FIVE PERCENT (5.0%) OF THE SUM DUE OR $15,000.00. THE BORROWER ALSO RELEASES ALL ERRORS, AND TO THE EXTENT PERMITTED BY LAW, WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT OF THE LENDER OR SOMEONE ON BEHALF OF THE LENDER, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE AN ORIGINAL OF THIS NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY THE INITIAL EXERCISE THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; THE AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE OR A VERIFIED COPY HEREOF SHALL BE A SUFFICIENT WARRANT. TO THE EXTENT PERMITTED BY LAW, INTEREST SHALL ACCRUE ON ANY JUDGMENT AT THE RATE OF INTEREST ACCRUING ON THE UNPAID PRINCIPAL BALANCE OF THE STANDBY TERM LOAN UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT.

         The Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, the Lender need not produce or file the original of this Note, but need only produce or file a photocopy of this Note certified by the Lender to be a true and correct copy of this Note.

         THE BORROWER ALSO EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION OR THEREWITH, OR
(B) IN ANY WAY CONNECTED WITH RELATED OR INCIDENTAL TO THE DEALINGS OF ANY OR ALL OF THE PARTIES TO THE CREDIT AGREEMENT, OR THEIR ASSIGNEES, WITH RESPECT TO THIS NOTE, THE CREDIT AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT NOW OR HEREAFTER EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY ANY COURT TRIAL WITHOUT A JURY, AND THAT ANY HOLDER OF THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF ITS


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RIGHT TO TRIAL BY JURY.

     This Note is intended as an instrument under seal and shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania, excluding its rules relating to the conflict of laws.


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         IN WITNESS WHEREOF, and intending to be legally bound hereby, the
Borrower has executed this Second Amended and Restated Standby Term Loan Note the day and year first above written.


ATTEST:                                      BRADFORD RESOURCES, LTD., A
                                             PENNSYLVANIA LIMITED PARTNERSHIP

                                             BY: EASTERN MATERIALS CORPORATION,
                                             its sole general partner

By: /s/ MARK KARENCHAK   (SEAL)              By: /s/ David E. Snyder     (SEAL)
   ----------------------------                 -------------------------------
Name:                                        Name:
Title: [Assistant] Secretary                 Title:


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